LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED APRIL 26, 2011

TO SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED AUGUST 31, 2010, OF

LEGG MASON CAPITAL MANAGEMENT ALL CAP FUND

Effective April 29, 2011, the last two sentences of the legend on the cover of the fund’s Summary Prospectus are deleted and replaced with the following:

You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated August 31, 2010, as supplemented on March 1, 2011 and April 26, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated August 31, 2010, as supplemented on March 1, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated April 30, 2010, are incorporated by reference into this Summary Prospectus.

Effective April 29, 2011, the following text replaces the section of the fund’s Summary Prospectus and the section of the fund’s Prospectus titled “Management”:

Management

Investment manager: Legg Mason Capital Management, LLC (“LMCM”)

Portfolio managers: Jay Leopold, CFA, and Bill Miller, CFA. Mr. Leopold (Portfolio Manager of LMCM) has been a portfolio manager for the fund since February 2007 and Mr. Miller (Chairman, Chief Investment Officer and Portfolio Manager of LMCM) has been a portfolio manager for the fund since January 2009.

The following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers

Jay Leopold and Bill Miller serve as co-portfolio managers of the fund. Mr. Leopold has served as portfolio manager since February 2007. Mr. Miller has served as portfolio manager since January 2009.

Mr. Leopold, CFA, is a Portfolio Manager at LMCM. Mr. Leopold joined Legg Mason in 1986 and LMCM in 1995. After covering stocks in a variety of industries including health care, he was named Assistant Portfolio Manager of the Legg Mason American Leading Companies Trust mutual fund in 2000 and later assumed responsibility for LMCM’s All Cap product. Mr. Leopold is a former President and Director of the Baltimore Security Analysts Society.

Mr. Miller, CFA, is the Chairman and Chief Investment Officer for LMCM and Managing Member of LMM, LLC. Mr. Miller has been employed by one or more subsidiaries of Legg Mason since 1981. Mr. Miller has served as a portfolio manager of Legg Mason Value Trust since 1982 and as portfolio manager for Legg Mason Opportunity Trust since 1999.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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